Exhibit 10.3

AMENDMENT NO.1 TO LOCK-UP AGREEMENT

This Amendment No. 1 to Lock-Up Agreement (this “Amendment”), dated as of December 23, 2013, is entered into by and among MedeFile International, a Nevada corporation (the “Company”), and Lyle Hauser (the “Holder”).

WITNESSETH:

WHEREAS, on July 20, 2011, the Company and the Holder entered into a Lock-Up Agreement (the “Lock-Up Agreement”);

WHEREAS, the Company and the Holder desire to amend the Lock-Up Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.           The period in which the Holder will be entitled to full anti-dilution protection is hereby extended from July 20, 2013 to December 31, 2016.

2.           Except as modified herein, the terms of the Lock-Up Agreement shall remain in full force and effect.

3.           This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO LOCK-UP AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

MEDEFILE INTERNATIONAL, INC.

By: /s/ Kevin Hauser

Name: Kevin Hauser
Title: Chief Executive Officer

/s/ Lyle Hauser

Lyle Hauser